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                                                                       Exhibit 1


                       SKYEPHARMA PLC AND SUBSIDIARIES

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-10006) of SkyePharma plc of our report dated April 19, 1999, relating to the consolidated financial statements of SkyePharma plc, appearing on page F-2 of the Company's Form 20-F dated June 25, 1999.


PricewaterhouseCoopers

London, United Kingdom
June 25, 1999